REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 1, 1996 (this "Agreement"), is made between EDITEK, Inc., a corporation organized under the laws of Delaware (the "Company"), and Harry McCoy (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Investor is purchasing 235,295 shares (the "Shares") of Common Stock of the Company; and

         WHEREAS, the Company is agreeing to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1.       Definitions.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                           (i)  "Register,"   "registered,"  and  "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the Commission as shall be selected by the Company and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission ("SEC") and applicable state laws.

                           (ii)     "Registrable Securities" means the Shares.

                           (iii)  "Registration  Statement" means a registration
statement under the Securities Act registering securities of the Company.

         2.       Registration.

                  (a) Piggy-Back Registrations. Subject to the provisions of Sections 3 and 4 hereof, if at any time the Company shall determine to prepare and file with the SEC a

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Registration  Statement  relating to an offering under the Securities Act of any of its equity securities for its own account or the account of others, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Investor who owns Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Investor's Registrable Securities that the Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion, if any, of the Registrable Securities with respect to which the Investor has requested inclusion hereunder. Any exclusion of Registrable Securities and other securities having registration rights shall be made pro rata among the Investor and other shareholders seeking to include Registrable Securities and other securities having registration rights and in proportion to the number of Registrable Securities and other securities having registration rights sought to be included in such registration; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled to inclusion of securities in such Registration Statement. No right to registration of Registrable Securities under this Section 2(a) shall be construed to limit any registration required under Section 2(b) hereof. The obligations of the Company under this Section 2(a) shall terminate upon the earlier of (i) February 1, 1999 or (ii) after the Company has afforded the opportunity for the Investor to exercise registration rights under this Section 2(a) for two registrations; provided, however, that if the Investor has any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(a), the Investor shall be entitled to include in an
additional   Registration   Statement  filed  by  the  Company  the  Registrable
Securities so excluded.

                  (b) Immediate Registration. Subject to the provisions of Sections 3 and 4 hereof, the Company shall prepare and file a Registration Statement with the SEC within fifteen (15) business days after the date hereof; provided, however, that such registration statement need not be filed until five
(5) business days after the Investor has provided the Company with all information reasonably requested by the Company in connection with such registration.

                  (c) If any registration is underwritten, the Investor shall pay all underwriting discounts and commissions with respect to the Registrable Securities of the Investor included therein and the fees and expenses of legal counsel of the Investor.


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                  (d)  Nothing  herein  shall  limit the right of the Company to grant registration rights to any other person or entity and to include shares of such person or entity on any Registration Statement.

         3. Obligations of the Company. In connection with the registration of the Registrable Securities under this Agreement, the Company shall:

                  (a) prepare promptly and file with the SEC promptly (but in no event later than 15 business days after the Closing Date of the transactions contemplated by the Purchase Agreement) a Registration Statement or Statements with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing. If such Registration Statement is filed pursuant to Rule 415, the Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is two years after the date such Registration Statement is first ordered effective by the SEC. In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that, subject to the conditions set forth in Section 4(a) below, the Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement.

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until such date as is two years after the date such Registration Statement is first ordered effective by the SEC, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of by the Investor in accordance with the intended methods of disposition by the Investor as set forth in the Registration Statement.

                  (c) furnish to the Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto promptly upon approval thereof by the SEC and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor; The Company shall provide copies of all such documents upon approval thereof by the SEC to counsel for the Initial Investor at such address designated in writing by the Initial Investor;

                  (d) (i) register or qualify, or obtain exemption from registration or qualification for, the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as required for sale of the Registrable

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Securities by the Investor as the Investor reasonably requests, (ii) prepare and
file  in  those   jurisdictions   such  amendments   (including   post-effective
amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations or qualifications in effect at all times until February 1, 1998 and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or to otherwise permit the Holders to dispose of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (II) subject itself to general taxation in any such  jurisdiction,
(III) file a general  consent  to  service of process in any such  jurisdiction,
(IV) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders or (V) subject any officer, director or shareholder to any penalty or risk of forfeiture other than those penalties and risks to which officers and directors are ordinarily liable in a public offering of securities;

                  (e) in the event the Investor shall select one or more underwriters for the offering, or an underwritten public offering is conducted pursuant to Section 2(a) hereof, enter into and perform its obligations under an underwriting agreement in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering;

                  (f) as promptly as practicable after becoming aware of such event, notify the Investor if the Investor continues to hold Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request;

                  (g) as promptly as practicable after becoming aware of such event, notify the Investor if the Investor continues to hold Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (h) furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration
Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwriter public offering, addressed to the underwriters; and (ii) an opinion, dated such

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date, from counsel  representing  the Company for purposes of such  Registration
Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investor;

                  (i) use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the American Stock Exchange or another national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities;

                  (j) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (k) cooperate with the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates to the transferees to whom such Registrable Securities are being sold (not bearing any restrictive legends) pursuant to the denominations or amounts as the case may be, and registered, in such names as the managing underwriter or underwriters, if any, or the Investor may reasonably request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, or shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor whose Registrable Securities are being sold) instructions to the transfer agent to issue new stock certificates without a legend to such transferees and an opinion of such counsel that the shares have been registered; and

                  (l) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  (m) Notwithstanding the foregoing, the Company's obligations in connection with the registration of Registrable Securities shall be limited as follows:

                           (i) The  Company  shall not be  obligated  under this
Agreement to register or include in any registration Registrable Securities that the Investor has requested to be registered if the Company shall furnish the Investor with a written opinion of counsel reasonably satisfactory to the Investor, that all Registrable Securities that the Investor holds

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may be publicly offered,  sold or distributed without registration under the Act pursuant to Rule 144 without restriction as to the amount of securities that can be sold.

                           (ii) The Company's  obligation  to amend,  supplement
and  cause  to  continue  to be  effective  any  registration  statement  may be suspended, for a reasonable period of time, not to exceed 45 days, if the Company has been advised in writing by independent legal counsel that such filing would require the disclosure of a material transaction or other facts and the Board of Directors of the Company determines reasonably and in good faith that such disclosure would have a material, adverse effect on the Company; provided, however, that the Company shall not under any circumstances be permitted to exercise such rights more than two (2) times in any twelve (12) month period. The Company shall immediately notify in writing the Investor if the Investor continues to hold Registrable Securities covered by such registration statement of such determination, and the Investor shall maintain the confidentiality of such notice and shall cease all trading in the securities of the Company until the Company notifies the Investor in writing that the circumstances that caused such suspension or postponement are no longer present and that the Registration Statement is currently effective. The Company shall use its best efforts to promptly take all such actions necessary to eliminate any such suspension or postponement as soon as reasonably possible.

                           (iii) The Company may in its discretion  grant to any
owner of securities of the Company registration rights of any kind or nature.


         4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Investor that the Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor (the "Requested Information") if the Investor elects to have any of the Investor's Registrable Securities included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received a signed writing containing the Requested Information from the Investor (the "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of the NonResponsive Investor;

                  (b)  The  Investor  by  the   Investor's   acceptance  of  the
Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection

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with the preparation and filing of the Registration Statement hereunder,  unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement;

                  (c) In the event the Company or the holders of securities being registered determine to engage the services of an underwriter in accordance with Section 2(b) hereof, or in connection with any underwritten public offering pursuant to Section 2(a) hereof, the Investor agrees to enter into and perform the Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement, and the Company shall have no obligation to register the Registrable Securities if the Investor fails to comply with this paragraph;

                  (d) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) and 3(g), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, the Investor shall, at the option of the Investor, either (i) deliver to the Company or (ii) destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                  (e) The Investor may not participate and the Company shall have no obligation to register the Registrable Securities of the Investor in any underwritten registration hereunder unless the Investor (i) agrees to sell the Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investor entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

         5. Expenses of Registration. All expenses (other than underwriting discounts and commissions or brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers' and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investor shall bear the fees and out-of-pocket expenses of any legal counsel of the Investor.


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         6.  Indemnification.  In  the  event  any  Registrable  Securities  are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor who holds such Registrable Securities, any underwriter (as defined in the Securities Act) for the Investor, the directors, if any, of any underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, preliminary prospectus, final prospectus or any amendments thereof or supplements thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior

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written  consent  of the  Company,  which  consent  shall  not  be  unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons.

                  (b) In connection with any Registration Statement in which the Investor is participating, the Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement of any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified person, an "Indemnified Party"), against any Claims to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims(s) arises out of or is based upon any Violation(s), in each case to the extent (and only to the extent) that such Violation(s) occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and the Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided,

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however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and indemnifying party in such proceeding. The Company shall pay for only one separate legal counsel for the Investor as may become Indemnified Parties or Indemnified Persons; such legal counsel shall be selected by the Investor holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (e) Any Holder required to indemnify the Company as provided in this Section 6 shall cease to have the right to participate in any other registration pursuant to this Agreement.

         7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no Holder of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Holder of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any Holder of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Holder from the sale of such Registrable Securities.

         8. Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, until such time as the Investor has sold all the Registrable Securities held by the Investor pursuant to a Registration Statement or Rule 144 or otherwise, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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                  (c)  furnish  to the  Investor  so long as the  Investor  owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

        9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may not be assigned by the Initial Investor without the prior written consent of the Company.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.

         11.      Miscellaneous.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing (including facsimile) and shall be deemed to be sufficiently given and delivered when personally delivered, faxed (with a copy sent by first class mail) or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at EDITEK, Inc., 1238 Anthony Road, Burlington, North Carolina 27215, Attention: Peter J. Heath, Chief Financial Officer, (ii) if to the Investor, at the address set forth on the signature page to this Agreement and or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt, when faxed, the day after transmission, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement, or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to the agreements made and to be performed entirely within such state. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may required.

                  (h) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

EDITEK, INC.                                                  INVESTOR:


By:   /s/ James D. Skinner                       /s/ Harry G. McCoy
Title:  President and CEO                            Harry McCoy

                                                        402 West County Road D
                                                         (Address For Notices)
                                                        St. Paul, MN  55112


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